EXHIBIT 23.1


                          Independent Auditors' Consent


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form F-3/A (No. 333-95275) and Form S-8/F-3 (No. 333-08794) of Optimal Robotics Corp. of our report dated February 9, 2001 relating to the financial statements, which appears in this Form 10-K.


[signed] PricewaterhouseCoopers LLP

Chartered Accountants

Montreal, Quebec, Canada
February 23, 2001